                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-7331

                      SCUDDER FOCUS VALUE PLUS GROWTH FUND
                      ------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                  222 South Riverside Plaza, Chicago, IL 60606
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: 312-537-7000
                                                            ------------

              John Millette, Vice President and Assistant Secretary
                      Scudder Focus Value Plus Growth Fund
                    Two International Place, Boston, MA 02110
                    -----------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        11/30

Date of reporting period:       5/31/03

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Focus Value+Growth Fund

Semiannual Report to Shareholders

May 31, 2003

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Account Management Resources

<Click Here> Privacy Statement

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. The prospectus contains more complete information, including a description of the risks of investing in the fund, management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary May 31, 2003

Average Annual Total Returns* (Unadjusted for Sales Charge)
Scudder Focus Value+Growth Fund	6-Month**	1-Year	3-Year	5-Year	Life of Class***
Class A	6.49%	-10.71%	-11.02%	-3.32%	5.95%
Class B	5.97%	-11.43%	-11.74%	-4.10%	5.10%
Class C	6.10%	-11.37%	-11.81%	-4.11%	5.07%
S&P 500 Index+	3.87%	-8.06%	-10.85%	-1.08%	8.60%
Russell 1000 Index++	4.60%	-7.71%	-10.64%	-.79%	8.51%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

** Total returns shown for periods less than one year are not annualized.
Net Asset Value
	Class A	Class B	Class C
Net Asset Value: 5/31/03	$ 10.50	$ 9.76	$ 9.74
11/30/02	$ 9.86	$ 9.21	$ 9.18

Class A Lipper Rankings* - Large-Cap Core Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	629	of	1,006	63
3-Year	287	of	772	38
5-Year	349	of	533	66

Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Source: Lipper Inc.

Growth of an Assumed $10,000 Investment*(a) (Adjusted for Sales Charge)
[] Scudder Focus Value+Growth Fund - Class A(b) [] S&P 500 Index+ [] Russell 1000 Index++

Yearly periods ended May 31

Comparative Results* (Adjusted for Sales Charge)
Scudder Focus Value+Growth Fund		1-Year	3-Year	5-Year	Life of Fund***
Class A(b)	Growth of $10,000	$8,415	$6,641	$7,959	$14,636
	Average annual total return	-15.85%	-12.75%	-4.46%	5.13%
Class B(b)	Growth of $10,000	$8,591	$6,752	$8,049	$14,604
	Average annual total return	-14.09%	-12.27%	-4.25%	5.10%
Class C(b)	Growth of $10,000	$8,774	$6,790	$8,027	$14,432
	Average annual total return	-12.26%	-12.11%	-4.30%	4.93%
S&P 500 Index+	Growth of $10,000	$9,194	$7,085	$9,473	$18,696
	Average annual total return	-8.06%	-10.85%	-1.08%	8.60%
Russell 1000 Index++	Growth of $10,000	$9,229	$7,136	$9,612	$18,582
	Average annual total return	-7.71%	-10.64%	-.79%	8.51%

The growth of $10,000 is cumulative.

Notes to Performance Summary

* Returns and rankings during the 3-year, 5-year and life of class periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.
*** The Fund commenced operations on October 16, 1995. Index returns begin October 31, 1995.
a The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net investment of $9,425.
b Returns shown for Class A, B and C shares have been adjusted to reflect the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 5.75%. Class B share performance is adjusted for the applicable contingent deferred sales charge ("CDSC"), which is 4% within the first year after purchase, declining to 0% after six years. Returns for Class C reflect an initial sales charge of 1.00%. Redemptions on Class C shares within one year of purchase may be subject to a CDSC of 1%. The difference in expenses will affect performance.
+ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Beginning with the next annual report, the Standard & Poor's (S&P) 500 Index which better reflects the Fund's investment strategy, will be shown instead of the Russell 1000 Index.
++ The Russell 1000 Index is an unmanaged price-only index of the 1,000 largest capitalization companies that are domiciled in the United States and whose common stocks are traded there.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Portfolio Management Review

In the following interview, the two portfolio management teams - Dreman Value Management, L.L.C. and Jennison Associates - managing the value and the growth portfolios of the fund, discuss their investment strategies and the performance of their investments for the six months ended May 31, 2003.

Q: Will you provide an overview of market conditions during the period?

A: Stocks posted solid gains for the full six-month period ended May 31. Early in the period, however, uncertainty about the economy and the war with Iraq caused stocks to struggle. Stocks reversed course from March through May due to a successful outcome in the war, improving corporate earnings, continuing gross domestic product growth and the passage of a tax stimulus package, which led to renewed investor enthusiasm.

Q: How did Scudder Focus Value+Growth Fund perform?

A: The fund gained ground during the six-month period. Class A shares (unadjusted for sales charges) posted a cumulative total return of 6.49% for the six months ended May 31. This was higher than the 3.87% return posted by the fund's benchmark, the Standard & Poor's 500 (S&P 500), for the same period. The S&P 500 is an unmanaged group of large-cap stocks (value and growth) that are generally representative of the US stock market. (Please see pages 4 through 6 for performance of other share classes.)

Q: The value and growth portfolios of this fund are managed independent of one another. Before discussing performance, will each management team discuss their investment style?

Value Sleeve Lead Portfolio Manager
David Dreman:

A: We manage with a classic contrarian value approach to investing believing that consensus opinion, especially when it comes to investment decisions, is often wrong. By this, I mean that we focus on companies that we believe are financially solid but that are trading at low prices relative to their earnings (P/E), book value (P/B) and cash flow (P/CF). Typically, these types of companies provide the potential for above-market returns over time. We base our investment decisions on a "bottom-up" stock selection process. By bottom-up, we mean that we choose stocks based solely on thorough analysis of a company, not because we like the stock's market sector or because we believe that the macroeconomic environment will support a certain industry. Industry and sector weightings are always a residual of individual stock selection.

Growth Sleeve Lead Portfolio Manager
Spiros "Sig" Segalas:

A: Although our holdings tend to aggregate into market sectors, we choose our investments one by one, based on the individual merits of each company. In short, we employ a bottom-up approach to seeking the best stocks with potential for long-term growth. We look for companies with strong franchises and recognizable brands that have created a niche in the market for them with regard to the products they manufacture or the services they provide customers. We rely on our firm's original fundamental research on companies, sectors and markets to help us find solid companies with the potential for continued strong long-term growth.

Q: Mr. Dreman, how did the value sleeve perform this period?

A: The portfolio advanced this period with the broad market. Four areas were important in terms of overall performance.

1. Financial stocks represented a little more than a third of the value sleeve as of May 31. This overweight relative to the S&P 500 along with strong performance from some holdings led to strong gains. J.P. Morgan Chase & Co. and Washington Mutual were two of the strongest performers.

J.P. Morgan Chase & Co.'s performance was exceptional. We added J.P. Morgan Chase & Co. to the portfolio last fall after the stock suffered from news of huge write-offs of loans to failed telecommunications and energy trading firms. Believing these were one-time events and that the company's management was solid, we invested in the stock and since then its share price has rebounded sharply. The stock has also continued to pay an attractive dividend.

Washington Mutual, a rapidly growing savings and loan company continued to gain ground as it posted strong earnings and benefited from high mortgage refinance activity and its successful national retail expansion.

2. Despite some extreme volatility, Altria Group ended the period higher. Altria Group is one of the value sleeve's largest holdings, and is the parent company of Philip Morris USA, Kraft and Philip Morris International. The stock fell in March, when a judge awarded more than $13 billion in damages to the plaintiffs in an Illinois class-action lawsuit against cigarette company Philip Morris USA. The stock rebounded in April and May when the bond in the Illinois lawsuit was substantially reduced and more importantly, when a lingering Florida class-action suit worth billions was dismissed on appeal. The case in Florida suggests that the financial risks of future litigation may be reduced. We continue to hold the stock because it trades at what we believe to be a deep discount, while paying an attractive dividend and because we believe it still has a good deal of room to grow.

3. The sleeve's pharmaceutical stocks struggled a bit during the period. Bristol-Myers Squibb and Merck are the value sleeve's largest pharmaceutical positions and both stocks were down marginally for the period. While this detracted from performance, we don't believe the declines reflected anything fundamental to the companies' prospects. Schering-Plough, which is a smaller position, did struggle for fundamental reasons. The company's earnings and stock price fell due to the patent expiration of its allergy medicine, Claritin. The stock declined further on news that a federal grand jury would be investigating the company's sales, marketing and clinical trials practices. While we're, of course, unhappy with these events, there are several reasons we're holding on to the stock. First, the company recently hired a new Chief Executive Officer who successfully ran Pharmacia, one of Schering Plough's competitors. Secondly, the firm has a solid product portfolio and a very strong cash position and expects the company to weather this storm. Although pharmaceuticals struggled during this short period, we believe that over time they have strong growth potential, due to strong cash flows to fund continued research and development, capable marketing arms and large sales forces to drive current earnings.

4. The fund also benefited from investing in some beaten-up retail stocks. Electronics retailer Best Buy declined early in the period based on concerns it was losing market share. Its share price rose substantially this period, however, after the company put its struggling Musicland division up for sale, and continued to add retail outlets to help grow its market share. Home improvement retailer Home Depot declined dramatically in January after management announced that it would post lower-than-expected fourth quarter 2002 earnings. We viewed the setback as temporary and believed good management and large cash reserves would help Home Depot weather the storm. That was indeed the case and the stock rose substantially since our purchase in January.

Q: Mr. Segalas, will you discuss the performance of the fund's growth sleeve?

A: The growth sleeve posted a positive return for the period. Absolute returns were led by holdings in the health care and energy sectors. Our largest emphasis, however, is in information technology and consumer discretionary stocks.

Contributors this period represented a broad cross-section of the market. Specific holdings included Amgen, a biotechnology company that has benefited from a strong product portfolio and a solid pipeline of potential new drugs, some of which have recently passed important regulatory milestones; BJ Services, an oil-service company that continued to grow its drilling business and revenues; Cisco Systems and Xilinx, semiconductor companies that have benefited by reducing costs and improving their competitive positions; and Tiffany & Co., a high-end jeweler that has continued to grow earnings and expand its retail store locations.

Detractors for the period included Kohl's, a value-priced department store chain and Texas Instruments, a semiconductor company. Kohl's has performed well throughout the course of the bear market, but pulled back recently on concerns that consumer spending was slowing. We remain positive on the underlying fundamentals for the company and have added to the position on recent weakness. We also have faith in the longer-term performance of Texas Instruments. However, since this portfolio is small and concentrated, we decided to sell Texas Instruments in order to find opportunities in other stocks that might add to performance sooner, rather than later.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary May 31, 2003

Asset Allocation	5/31/03	11/30/02

Common Stocks	99%	99%
Cash Equivalents	1%	1%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	5/31/03	11/30/02

Financials	27%	25%
Consumer Discretionary	24%	16%
Information Technology	16%	18%
Health Care	15%	19%
Consumer Staples	8%	10%
Energy	5%	7%
Industrials	3%	4%
Utilities	2%	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at May 31, 2003 (41.6% of Portfolio)
1. Fannie Mae Facilitator of mortgages and issuer of mortgage-backed securities	6.2%
2. Freddie Mac Supplier of mortgage credit	6.1%
3. Altria Group, Inc. Operator of a multiline company	4.4%
4. Best Buy Co., Inc. Retailer of consumer electronics and home office equipment	3.9%
5. BJ Services Co. Provider of pressure and pumping and other oilfield services for the petroleum industry	3.7%
6. Washington Mutual, Inc. Producer of diversified financial services	3.7%
7. UST, Inc. Manufacturer and marketer of smokeless tobacco, premium cigars and premium wines	3.6%
8. Bristol-Myers Squibb Co. Provider of diversified pharmaceuticals and consumer products	3.4%
9. Electronic Data Systems Corp. Provider of computer outsourcing and consulting services	3.3%
10. Amgen, Inc. Developer of pharmaceuticals	3.3%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 15. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of May 31, 2003 (Unaudited)

	Shares	Value ($)

Common Stocks 99.2%
Consumer Discretionary 23.6%
Hotel Restaurants & Leisure 4.7%
Marriott International, Inc. "A"	43,400	1,696,940
Starbucks Corp.*	85,800	2,114,198
		3,811,138
Media 3.0%
Viacom, Inc. "B"*	54,800	2,494,496
Multiline Retail 2.5%
Kohl's Corp.*	39,300	2,057,355
Specialty Retail 13.4%
Bed Bath & Beyond, Inc.*	55,900	2,338,856
Best Buy Co., Inc.*	83,230	3,221,001
Borders Group, Inc.*	27,100	445,795
Home Depot, Inc.	48,905	1,588,923
Staples, Inc.*	53,900	1,045,121
Tiffany & Co.	70,800	2,319,408
		10,959,104
Consumer Staples 8.5%
Tobacco
Altria Group, Inc.	87,000	3,593,100
R.J. Reynolds Tobacco Holdings, Inc.	12,650	431,239
UST, Inc.	83,447	2,946,514
		6,970,853
Energy 4.6%
Energy Equipment & Services 3.7%
BJ Services Co.*	75,400	3,069,534
Oil & Gas 0.9%
Devon Energy Corp.	6,755	351,260
Kerr-McGee Corp.	7,550	359,229
		710,489
Financials 26.8%
Banks 7.0%
FleetBoston Financial Corp.	34,900	1,031,993
J.P. Morgan Chase & Co.	6,460	212,276
PNC Financial Services Group	15,545	765,591
Sovereign Bancorp, Inc.	13,925	227,256
US Bancorp.	18,400	436,080
Washington Mutual, Inc.	75,001	3,058,541
		5,731,737
Diversified Financials 17.5%
American Express Co.	51,600	2,149,656
Fannie Mae	68,150	5,043,100
Freddie Mac	83,000	4,964,230
Merrill Lynch & Co., Inc.	51,400	2,225,620
		14,382,606
Insurance 2.3%
American International Group, Inc.	33,200	1,921,616
Health Care 14.9%
Biotechnology 3.3%
Amgen, Inc.*	42,100	2,724,291
Health Care Providers & Services 0.4%
HCA, Inc.	8,940	295,020
Pharmaceuticals 11.2%
Allergan, Inc.	21,600	1,557,576
Bristol-Myers Squibb Co.	109,550	2,804,480
Johnson & Johnson	29,100	1,581,585
Merck & Co., Inc.	38,400	2,134,272
Schering-Plough Corp.	61,650	1,137,443
		9,215,356
Industrials 2.7%
Industrial Conglomerates
3M Co.	14,300	1,808,521
Tyco International Ltd.	22,950	406,215
		2,214,736
Information Technology 16.5%
Communications Equipment 2.7%
Cisco Systems, Inc.*	136,100	2,215,708
Computers & Peripherals 3.1%
Dell Computer Corp.*	81,100	2,537,619
IT Consulting & Services 3.3%
Electronic Data Systems Corp.	135,425	2,728,814
Semiconductor Equipment & Products 4.4%
Applied Materials, Inc.*	104,700	1,629,132
Xilinx, Inc.*	65,100	1,944,537
		3,573,669
Software 3.0%
Microsoft Corp.	98,700	2,429,007
Utilities 1.6%
Gas Utilities 1.0%
El Paso Corp.	98,465	856,646
Multi-Utilities & Unregulated Power 0.6%
Mirant Corp.*	44,000	152,240
Reliant Resources, Inc.*	44,350	297,142
		449,382
Total Common Stocks (Cost $81,203,805)		81,349,176

Cash Equivalents 0.8%
Scudder Cash Management QP Trust, 1.32% (b) (Cost $621,569)	621,569	621,569
Total Investment Portfolio - 100.0% (Cost $81,825,374) (a)		81,970,745

* Non-income producing security.
(a) The cost for federal income tax purposes was $83,496,554. At May 31, 2003, net unrealized depreciation for all securities based on tax cost was $1,525,809. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $7,147,137 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $8,672,946.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of May 31, 2003 (Unaudited)
Assets
Investments in securities, at value (cost $81,203,805)	$ 81,349,176
Investment in Scudder Cash Management QP Trust (cost $621,569)	621,569
Receivable for investments sold	529,596
Dividends receivable	52,995
Interest receivable	689
Receivable for Fund shares sold	168,811
Other assets	2,549
Total assets	82,725,385
Liabilities
Payable for investments purchased	544,788
Payable for Fund shares redeemed	225,599
Accrued management fee	46,358
Other accrued expenses and payables	59,434
Total liabilities	876,179
Net assets, at value	$ 81,849,206
Net Assets
Net assets consist of: Undistributed net investment income	110,624
Net unrealized appreciation (depreciation) on investments	145,371
Accumulated net realized gain (loss)	(30,881,005)
Paid-in capital	112,474,216
Net assets, at value	$ 81,849,206

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of May 31, 2003 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($47,841,480 / 4,555,569 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.50
Maximum offering price per share (100 / 94.25 of $10.50)	$ 11.14
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($26,710,662 / 2,735,868 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 9.76
Class C
Net Asset Value and redemption price (subject to contingent deferred sales charge) per share ($7,297,064 / 749,309 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 9.74
Maximum offering price per share (100 / 99.00 of $9.74)	$ 9.84

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended May 31, 2003 (Unaudited)
Investment Income
Income: Dividends	$ 743,079
Interest - Scudder Cash Management QP Trust	3,251
Total Income	746,330
Expenses: Management fee	274,953
Administrative fee	131,465
Distribution service fees	218,497
Trustees' fees and expenses	7,781
Other	1,794
Total expenses, before expense reductions	634,490
Expense reductions	(2)
Total expenses, after expense reductions	634,488
Net investment income (loss)	111,842
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(4,485,287)
Net unrealized appreciation (depreciation) during the period on investments	8,830,444
Net gain (loss) on investment transactions	4,345,157
Net increase (decrease) in net assets resulting from operations	$ 4,456,999

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended May 31, 2003 (Unaudited)	Year Ended November 30, 2002
Operations: Net investment income (loss)	$ 111,842	$ (257,663)
Net realized gain (loss) on investment transactions	(4,485,287)	(16,696,936)
Net unrealized appreciation (depreciation) on investment transactions during the period	8,830,444	(7,307,686)
Net increase (decrease) in net assets resulting from operations	4,456,999	(24,262,285)
Fund share transactions: Proceeds from shares sold	8,048,284	25,993,696
Cost of shares redeemed	(14,459,617)	(38,844,334)
Net increase (decrease) in net assets from Fund share transactions	(6,411,333)	(12,850,638)
Increase (decrease) in net assets	(1,954,334)	(37,112,923)
Net assets at beginning of period	83,803,540	120,916,463
Net assets at end of period (including undistributed net investment income and accumulated net investment loss of $110,624 and $1,218, respectively)	$ 81,849,206	$ 83,803,540

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended November 30,	2003[a]	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 9.86	$ 12.45	$ 16.07	$ 18.30	$ 15.82	$ 14.62
Income (loss) from investment operations: Net investment income (loss)	.03[b]	.01[b]	-[b,c]	(.03)[b]	.03[b]	.01
Net realized and unrealized gain (loss) on investment transactions	.61	(2.60)	(2.10)	.04	2.68	1.69
Total from investment operations	.64	(2.59)	(2.10)	.01	2.71	1.70
Less distributions from: Net realized gains on investment transactions	-	-	(1.52)	(2.24)	(.23)	(.50)
Total distributions	-	-	(1.52)	(2.24)	(.23)	(.50)
Net asset value, end of period	$ 10.50	$ 9.86	$ 12.45	$ 16.07	$ 18.30	$ 15.82
Total Return (%)[d]	6.49**	(20.80)	(14.22)	(.96)	17.42[e]	12.06
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	48	47	61	76	90	77
Ratio of expenses before expense reductions (%)	1.33*	1.26	1.38	1.51[f]	1.42	1.42
Ratio of expenses after expense reductions (%)	1.33*	1.26	1.38	1.50[f]	1.41	1.42
Ratio of net investment income (loss) (%)	.62*	.10	(.06)	(.16)	(.15)	.22
Portfolio turnover rate (%)	46*	114	153	43	105	92
[a] For the six months ended May 31, 2003 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Amount is less than $.005.
[d] Total return does not reflect the effect of any sales charges.
[e] Total return would have been lower had certain expenses not been reduced.
[f] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.48% and 1.47%, respectively.
* Annualized ** Not annualized

Class B
Years Ended November 30,	2003[a]	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 9.21	$ 11.71	$ 15.33	$ 17.68	$ 15.40	$ 14.37
Income (loss) from investment operations: Net investment income (loss)	-[b,c]	(.07)[c]	(.11)[c]	(.16)[c]	(.10)[c]	(.07)
Net realized and unrealized gain (loss) on investment transactions	.55	(2.43)	(1.99)	.05	2.61	1.60
Total from investment operations	.55	(2.50)	(2.10)	(.11)	2.51	1.53
Less distributions from: Net realized gains on investment transactions	-	-	(1.52)	(2.24)	(.23)	(.50)
Total distributions	-	-	(1.52)	(2.24)	(.23)	(.50)
Net asset value, end of period	$ 9.76	$ 9.21	$ 11.71	$ 15.33	$ 17.68	$ 15.40
Total Return (%)[d]	5.97**	(21.35)	(14.98)	(1.75)	16.58[e]	11.06[e]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	27	30	51	68	74	62
Ratio of expenses before expense reductions (%)	2.12*	2.05	2.20	2.35[f]	2.31	2.38
Ratio of expenses after expense reductions (%)	2.12*	2.05	2.20	2.34[f]	2.19	2.27
Ratio of net investment income (loss) (%)	(.17)*	(.69)	(.88)	(.99)	(.93)	(.63)
Portfolio turnover rate (%)	46*	114	153	43	105	92
[a] For the six months ended May 31, 2003 (Unaudited).
[b] Amount is less than $.005.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] Total return would have been lower had certain expenses not been reduced.
[f] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.30% and 2.29%, respectively.
* Annualized ** Not annualized

Class C
Years Ended November 30,	2003[a]	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 9.18	$ 11.68	$ 15.30	$ 17.68	$ 15.40	$ 14.37
Income (loss) from investment operations: Net investment income (loss)	-[b,c]	(.06)[c]	(.12)[c]	(.20)[c]	(.11)[c]	(.04)
Net realized and unrealized gain (loss) on investment transactions	.56	(2.44)	(1.98)	.06	2.62	1.57
Total from investment operations	.56	(2.50)	(2.10)	(.14)	2.51	1.53
Less distributions from: Net realized gains on investment transactions	-	-	(1.52)	(2.24)	(.23)	(.50)
Total distributions	-	-	(1.52)	(2.24)	(.23)	(.50)
Net asset value, end of period	$ 9.74	$ 9.18	$ 11.68	$ 15.30	$ 17.68	$ 15.40
Total Return (%)[d]	6.10**	(21.40)	(15.01)	(1.94)	16.58[e]	11.06[e]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7	7	9	11	9	6
Ratio of expenses before expense reductions (%)	2.10*	2.03	2.22	2.56[f]	2.68	2.16
Ratio of expenses after expense reductions (%)	2.10*	2.03	2.22	2.55[f]	2.14	2.16
Ratio of net investment income (loss) (%)	(.15)*	(.67)	(.90)	(1.17)	(.88)	(.52)
Portfolio turnover rate (%)	46*	114	153	43	105	92
[a] For the six months ended May 31, 2003 (Unaudited).
[b] Amount is less than $.005.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] Total return would have been lower had certain expenses not been reduced.
[f] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.50% and 2.49%, respectively.
* Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Focus Value+Growth Fund (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end, diversified management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to February 3, 2003, Class C shares were offered without an initial sales charge. Class C shares do not convert into another class. Class I shares (none sold through May 31, 2003) are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At November 30, 2002, the Fund had a net tax basis capital loss carryforward of approximately $20,451,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2009 ($6,450,000) and November 30, 2010 ($14,001,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2002 through November 30, 2002, the Fund incurred approximately $3,798,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended November 30, 2003.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At November 30, 2002, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:.

Undistributed ordinary income	$ -
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (20,451,000)
Net unrealized appreciation (depreciation) on investments	$ (10,832,348)

The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended May 31, 2003, purchases and sales of investment securities (excluding short-term investments) aggregated $17,797,445 and $24,522,440, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The Fund pays a monthly investment management fee of 1/12 of the annual rate of 0.72% of the first $250,000,000 of the Fund's average daily net assets, 0.69% of the next $750,000,000 of such net assets, 0.66% of the next $1,500,000,000 of such net assets, 0.64% of the next $2,500,000,000 of such net assets, 0.60% of the next $2,500,000,000 of such net assets, 0.58% of the next $2,500,000,000 of such net assets, 0.56% of the next $2,500,000,000 of such net assets and 0.54% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended May 31, 2003, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.72% of the Fund's average daily net assets. Jennison Associates serves as sub-advisor for the growth portion of the Fund's portfolio with respect to the investment and reinvestment of assets in the Fund. Dreman Value Management, L.L.C. ("DVM"), serves as sub-advisor for the value portion of the Fund's portfolio with respect to the investment and reinvestment of assets in the Fund. Both sub-advisors are paid by the Advisor for their services.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.325%, 0.375% and 0.350% of the average daily net assets for Class A, B and C shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B and C shares of the Fund. These affiliated entities have in turn entered into various agreements with third-party service providers to provide these services. In addition, other service providers not affiliated with the Advisor provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the six months ended May 31, 2003, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at May 31, 2003
Class A	$ 71,049	$ 12,459
Class B	49,052	7,915
Class C	11,364	2,059
	$ 131,465	$ 22,433

The Administrative Agreement between the Advisor and the Fund will terminate effective September 30, 2003 and the Fund will directly bear the cost of those expenses formerly covered under the Administrative Agreement. Effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.50% of average daily net assets for Class A, B and C shares (excluding certain expenses such as Rule 12b-1 and/or service fees, trustees and trustee counsel fees, extraordinary expenses, taxes, brokerage and interest).

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended May 31, 2003, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at May 31, 2003
Class B	$ 98,105	$ 16,534
Class C	24,351	4,499
	$ 122,456	$ 21,033

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended May 31, 2003, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at May 31, 2003	Effective Rate
Class A	$ 55,614	$ 9,538.25%
Class B	32,350	5,063.25%
Class C	8,077	1,367.25%
	$ 96,041	$ 15,968

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A and C shares for the six months ended May 31, 2003 aggregated $4,589 and $90, respectively.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended May 31, 2003, the CDSC for Class B and C shares aggregated $31,454 and $176, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended May 31, 2003, SDI received none.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the ``QP Trust''), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the six months ended May 31, 2003, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $2 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption request that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes the share and dollar activity of the Fund:

	Six Months Ended May 31, 2003		Year Ended November 30, 2002
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	549,059	$ 5,173,007	1,520,781	$ 16,941,590
Class B	195,743	1,721,150	642,058	6,677,862
Class C	131,741	1,154,127	229,648	2,374,244
		$ 8,048,284		$ 25,993,696
Shares redeemed
Class A	(753,630)	$ (7,060,327)	(1,683,964)	$ (18,471,472)
Class B	(735,158)	(6,391,791)	(1,679,497)	(17,414,568)
Class C	(113,811)	(1,007,499)	(280,088)	(2,958,294)
		$ (14,459,617)		$ (38,844,334)
Net increase (decrease)
Class A	(204,571)	$ (1,887,320)	(163,183)	$ (1,529,882)
Class B	(539,415)	(4,670,641)	(1,037,439)	(10,736,706)
Class C	17,930	146,628	(50,440)	(584,050)
		$ (6,411,333)		$ (12,850,638)

Account Management Resources

For shareholders of Classes A, B and C

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For more information	(800) 621-1048 To speak with a Scudder service representative.
Written correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606 (800) 621-1148

	Class A	Class B	Class C
Nasdaq Symbol	KVGAX	KVGBX	KVGCX
CUSIP Number	81114W-102	81114W-201	81114W-300
Fund Number	085	285	385

Privacy Statement

This privacy statement is issued by Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by the entities listed above.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence - Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

July 2002

Notes

ITEM 2.         CODE OF ETHICS.

                        Not currently applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                        Not currently applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not currently applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIERS AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ITEM 8.         [RESERVED]

ITEM 9.         CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the
Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) During the six month period ended May 31, 2003, management identified an issue related to a different registrant within the Scudder fund complex.
Management discussed the issue with the Registrant's Audit Committee and auditors and instituted additional procedures to enhance its internal controls over financial reporting.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Focus Value + Growth Fund

By:                                 /s/Richard T. Hale
                                    ------------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               July 25, 2003
                                    ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Focus Value + Growth Fund

By:                                 /s/Richard T. Hale
                                    ------------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               July 25, 2003
                                    ------------------------------

By:                                 /s/Charles A. Rizzo
                                    ------------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               July 25, 2003
                                    ------------------------------